[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,527,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                NOVEMBER 12, 2003

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative and other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions and other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1

                                   TERM SHEET
                                NOVEMBER 12, 2003

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-OPT1

                         $[1,042,527,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                          PAYMENT                           EXPECTED   STATED
                                             WAL (YRS)     WINDOW                             FINAL     FINAL   EXPECTED RATINGS
                   APPROX                   (CALL (6)/   (CALL (6)/   PAYMENT   INTEREST    MATURITY  MATURITY  (FITCH/ MOODY'S/
    CLASS         SIZE ($)        COUPON    MATURITY)    MATURITY)     DELAY     ACCRUAL       (6)        (7)          S&P)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A-1         728,304,000                           Information Not Provided Hereby                           AAA/Aaa/AAA

CLASS A-2          54,973,000                           Information Not Provided Hereby                           AAA/Aaa/AAA

CLASS A-3         121,897,000   LIBOR + []   2.74/3.00  1-94/1-213       0     Actual/360    9/2011     7/2034     AAA/Aaa/AAA
                                (1), (2)

 CLASS S (3)        Notional     1.60%-       NA             NA          0     Actual/360      N/A        N/A      AAA/Aaa/AAA
                                LIBOR(4)

CLASS M-1          52,626,000   LIBOR + []   5.19/5.72  38-94/38-164     0     Actual/360    9/2011     7/2034     AA+/Aa2/AA+
                                (1), (5)

CLASS M-2          42,627,000   LIBOR + []   5.16/5.59  37-94/37-146     0     Actual/360    9/2011     7/2034      A+/A2/AA
                                (1), (5)

CLASS M-3          10,525,000   LIBOR + []   5.15/5.44  37-94/37-122     0     Actual/360    9/2011     7/2034       A/A3/A+
                                (1), (5)

CLASS B-1          10,525,000   LIBOR + []   5.15/5.33  37-94/37-113     0     Actual/360    9/2011     7/2034     A-/Baa1/A-
                                 (1), (5)

CLASS B-2          10,525,000   LIBOR + []   5.10/5.12  37-94/37-101     0     Actual/360    9/2011     7/2034    BBB+/Baa2/BBB
                                 (1), (5)

CLASS B-3          10,525,000   LIBOR + []   4.60/4.60  37-84/37-84      0     Actual/360    11/2010    7/2034   BBB-/Baa3/ BBB-
                                 (1), (5)

TOTAL          $1,042,527,000
OFFERED:

    1)   Subject to the Available Funds Cap and the Maximum Rate Cap

    2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1, Class A-2 and Class A-3 Certificates will increase to 2x its respective margin.

    3) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any Distribution Date, will equal the aggregate outstanding principal balance of the Offered Certificates.

    4) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 1.60% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined rate specified in clause (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates will be subject to a cap equal to the excess of
         (x) the weighted average net mortgage rate of the Mortgage Loans over
         (y) One-Month LIBOR plus the applicable margin for such class of Offered Certificates.

    5) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

    6) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

    7)   Latest maturity date for any mortgage loan plus one year.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                            212-449-3659         scott_soltas@ml.com
Charles Sorrentino                      212-449-3659         charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                             212-449-0752         matthew_whalen@ml.com
Paul Park                               212-449-6380         paul_park@ml.com
Ted Bouloukos                           212-449-5029         ted_bouloukos@ml.com
Fred Hubert                             212-449-5071         fred_hubert@ml.com
Alan Chan                               212-449-8140         alan_chan@ml.com
Alice Chang                             212-449-1701         alice_chang@ml.com
Sonia Lee                               212-449-5067         sonia_lee@ml.com
Amanda de Zutter                        212-449-0425         amanda_dezutter@ml.com

ABS RESEARCH
Glenn Costello                          212-449-4457         glenn_costello@ml.com

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1

TITLE OF OFFERED              Merrill Lynch Mortgage Investors, Inc., Mortgage
CERTIFICATES                  Loan Asset-Backed Certificates Series 2003-OPT1,
                              consisting of:
                              Class A-1, Class A-2, and Class A-3 Certificates
                              (collectively, the "Class A Certificates"), Class
                              S Certificates (together with the Class A
                              Certificates, the "Senior Certificates"), Class
                              M-1, Class M-2 and Class M-3 Certificates
                              (collectively, the "Class M Certificates"), Class
                              B-1, Class B-2 and Class B-3 Certificates
                              (collectively, the "Class B Certificates")

UNDERWRITERS                  Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated, Countrywide Securities Corporation and J.P. Morgan Securities Inc.

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

ORIGINATOR AND SERVICER       Option One Mortgage Corporation

TRUSTEE                       Wells Fargo Bank Minnesota, N.A.

LOSS MITIGATION ADVISOR       The Murrayhill Company

CUT-OFF DATE                  November 1, 2003

PRICING DATE                  On or about November [14], 2003

CLOSING DATE                  On or about November[26], 2003

DISTRIBUTION DATES            Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in December 2003.

ERISA CONSIDERATIONS          The offered certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT              The offered certificates will not constitute
                              "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1

OPTIONAL TERMINATION          The Trustee has the option to terminate the trust
                              when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                              Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest thereon and (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations.

MORTGAGE LOANS                Fixed rate and adjustable rate, first and
                              second lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $1,052,527,309 originated by Option One Mortgage Corporation.

TOTAL DEAL SIZE               Approximately $[1,042,527,000]

LOSS MITIGATION               The Loss Mitigation Advisor will be paid fees
ADVISOR FEES                  aggregating approximately [1.75] bps per annum
                              (payable monthly) on the stated principal balance of the Mortgage Loans.

STEPPED SERVICING FEES        0.30% per annum on the aggregate principal balance
                              of the Mortgage Loans for months 1 through 10 from the month of the Closing Date, 0.40% per annum on the aggregate principal balance of the Mortgage
                              Loans for months 11 through 30 from the month of the Closing Date, 0.65% per annum on the aggregate principal balance of the Mortgage Loans for months
                              31 through 48, 0.80% per annum on the aggregate principal balance of the Mortgage Loans for months
                              49 and thereafter from the month of the Closing
                              Date.

CREDIT ENHANCEMENTS           1.  Mortgage insurance

                              2.  Excess interest

                              3.  Over-Collateralization

                              4.  Subordination

MORTGAGE INSURANCE            As of the cut-of date, approximately 61.58% of the
                              mortgage loans will be covered by a mortgage insurance policy issued by Mortgage Guaranty
                              Insurance Corporation. The MGIC Policy will only cover losses pursuant to formulas described in such policy, down to 60% of the value of the related mortgaged property.

EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.95% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 0.95% of the aggregate principal balance of the Mortgage Loans as of the Closing
                              Date), excess cash flow will be directed to build
                              O/C until the over-collateralization target amount is restored.

                              Initial: 0.95% of original balance Target: 0.95% of original balance before step-down, 1.90% of current balance after step-down Floor: 0.50% of original balance (PRELIMINARY AND SUBJECT TO REVISION)

----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1

SUBORDINATION(1):    CLASSES      RATING (F/M/S)     SUBORDINATION
                     -------      --------------     -------------
                     Class A        AAA/Aaa/AAA         14.00%
                    Class M-1       AA+/Aa2/AA+          9.00%
                    Class M-2        A+/A2/AA            4.95%
                    Class M-3         A/A3/A+            3.95%
                    Class B-1       A-/Baa1/A-           2.95%
                    Class B-2      BBB+/Baa2/BBB         1.95%
                    Class B-3     BBB-/Baa3/BBB-         0.95%

CLASS SIZES (1):     CLASSES      RATING (F/M/S)      CLASS SIZES
                     -------      --------------      -----------\
                     Class A        AAA/Aaa/AAA         86.00%
                    Class M-1       AA+/Aa2/AA+          5.00%
                    Class M-2        A+/A2/AA            4.05%
                    Class M-3         A/A3/A+            1.00%
                    Class B-1       A-/Baa1/A-           1.00%
                    Class B-2      BBB+/Baa2/BBB         1.00%
                    Class B-3     BBB-/Baa3/BBB-         1.00%

INTEREST ACCRUAL              Interest will initially accrue from the Closing
                              Date to (but excluding) the first Distribution
                              Date, and thereafter, from the prior Distribution
                              Date to (but excluding) the current Distribution
                              Date.

COUPON STEP UP                If the 10% clean-up call for the Certificates is
                              not exercised on the first distribution date on which it is exercisable, (i) the margin on each class of the Class A Certificates will increase to 2x their respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x their respective margin.

AVAILABLE FUNDS CAP           The pass-through rate of the Offered Certificates
                              will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
                              Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net
                              Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the Loss Mitigation
                              Advisor Fees, Stepped Servicing Fees and any mortgage insurance premiums as applicable.

CAP CONTRACT                  The trust fund will own a one-month LIBOR cap
                              contract purchased for the benefit of the Offered
                              Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution
                              Date shown in the table appearing on page 33.
                              Payments received on the cap contract will be available to pay interest to the holders of the offered certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available
                              Funds Cap (except to the extent such shortfalls are attributable to the failure to reduce the principal amount of the Class A Certificates for realized losses that are not applied against overcollateralization or the principal amount of the Class M and Class B Certificates), as described herein.

MAXIMUM RATE CAP              The pass-through rate of the Certificates will
                              also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the product of (i) the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and net mortgage rates on the fixed rate mortgage loans and (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual period. Any interest shortfall due to the Maximum
                              Rate Cap will not be reimbursed.

--------------------
(1) The subordination and class size percentages include the initial over-collateralization level of 0.95%.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1

SHORTFALL                     If on any Distribution Date the pass-through rate
REIMBURSEMENT                 is limited by the Available Funds Cap, the amount
                              of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution
                              Dates together with accrued interest at the pass-through rate will be carried over to the next
                              Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY             1.  Repayment of any unreimbursed Servicer
<Preliminary and                  advances.
Subject to Revision>
                              2.  Stepped Servicing Fees and Loss Mitigation
                                  Advisor Fees and any mortgage insurance fees as applicable.

                              3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates and Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                              4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                              5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                              6. Excess interest to pay subordinate principal shortfalls.

                              7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                              8.  Any remaining amount will be paid in
                                  accordance with the Pooling and Servicing
                                  Agreement and will not be available for
                                  payment to holders of the Offered
                                  Certificates.

                              Payments received on the Cap Contract will only be available to the Offered Certificates to pay amounts in respect of Carryovers other than Carryovers occurring because the Class A Certificate principal balance does not get reduced as a result of realized losses, after the subordinate Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay Carryovers on the Offered Certificates will be distributed in respect of non-offered classes of Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

    1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

    2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

    3) The Group 3 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-3 Certificates.

    "Group 1 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

    "Group 2 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

    "Group 3 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 3 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

    After the Certificate principal balance of any of the Class A-1, Class A-2 or Class A-3 Certificates has been reduced to zero, the amounts referred to in (1), (2) or (3) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class or classes remain outstanding) on a pro rata basis, as the case may be. After the aggregate Certificate principal balance of the Class A-1, Class A-2 and Class A-3 Certificates has been reduced to zero, the amounts referred to in (1), (2) and (3) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1, Class A-2 and the Class A-3 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1

CLASS A               28.00%*
CLASS M-1             18.00%*
CLASS M-2              9.90%*
CLASS M-3              7.90%*
CLASS B-1              5.90%*
CLASS B-2              3.90%*
CLASS B-3              1.90%*

*includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the December 2006 Distribution
         Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Trigger Event does not exist.

SUBORDINATE                   The first Distribution Date on which the Senior
CLASS PRINCIPAL               Enhancement Percentage (i.e., the sum of the
DISTRIBUTION                  outstanding principal balance of the Class M-1,
DATE                          Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including
                              O/C), which is equal to two times the initial AAA subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              28.00%
                              or
                              (13.05%+0.95%)*2

TRIGGER EVENT                 The situation that exists with respect to any
                              Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal
                              Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [56]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized
                              Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
---------------------------          ------------------------
December 2006 - November 2007        2.25% with respect to December 2006, plus an additional 1/12th of 0.75% for each month thereafter
December 2007 - November 2008        3.00% with respect to November 2007, plus an additional
                                     1/12th of 0.50% for each month thereafter
December 2008 - November 2009        3.50% with respect to November 2008, plus an additional
                                     1/12th of 0.25% for each month thereafter
December 2009 and thereafter         3.75%

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1

                              "Required Percentage" means with respect to a Distribution Date after the Stepdown Date, the quotient of (x) the excess of (1) the aggregate Stated Principal Balance of the Mortgagae Loans, over (2) the Certificate Principal Balance of the most senior class of certificates outstanding as of such Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, and (y) the Stated Principal Balances of the Mortgage Loans. As used herein, the Certificate Principal Balance of the most senior class of certificates will equal the aggregate Certificate Principal Balance of the Class A Certificates as of such date of calculation.

PROSPECTUS                    The Certificates will be offered pursuant to a
                              Prospectus which includes a Prospectus Supplement
                              (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                              Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1
                      AGGREGATE COLLATERAL

Aggregate Outstanding Principal Balance                                                            $1,052,527,309
Aggregate Original Principal Balance                                                               $1,056,708,882
Number of Mortgage Loans                                                                               6,767

                                         MINIMUM                         MAXIMUM                    AVERAGE (1)
                                         -------                         -------                    -----------
Original Principal Balance               $50,000                         $942,500                     $156,156
Outstanding Principal Balance            $44,561                         $937,982                     $155,538

                                         MINIMUM                         MAXIMUM               WEIGHTED AVERAGE (2)
                                         -------                         -------               --------------------
Original Term (mos)                         120                             360                          355
Stated remaining Term (mos)                 115                             356                          350
Loan Age (mos)                                3                              11                            4
Current Interest Rate                     5.000%                         12.400%                       7.476%
Initial Interest Rate Cap                 1.000%                          3.000%                       2.995%
Periodic Rate Cap                         1.000%                          3.000%                       1.008%
Gross Margin                              1.290%                          9.650%                       5.254%
Maximum Mortgage Rate                    11.000%                         18.000%                      13.621%
Minimum Mortgage Rate                     5.000%                         12.000%                       7.606%
Months to Roll                                1                             176                           24
Original Loan-to-Value                    10.00%                         100.00%                       77.99%
Credit Score (3)                            500                             820                          609

                                                                         EARLIEST                     LATEST
                                                                         --------                     ------
Maturity Date                                                            06/01/13                     07/01/33

LIEN POSITION                              PERCENT OF MORTGAGE POOL
-------------                              ------------------------
1st Lien                                             99.78%
2nd Lien                                              0.22%

 OCCUPANCY                                 PERCENT OF MORTGAGE POOL
 ---------                                 ------------------------
Primary                                              93.18%
Second Home                                           1.41%
Investment                                            5.41%


LOAN TYPE                                  PERCENT OF MORTGAGE POOL
---------                                  ------------------------
Fixed Rate                                           33.52%
ARM                                                  66.48%

YEAR OF ORIGINATION                        PERCENT OF MORTGAGE POOL
-------------------                        ------------------------
2002                                                  0.02%
2003                                                 99.98%

LOAN PURPOSE                               PERCENT OF MORTGAGE POOL
------------                               ------------------------
Purchase                                             23.25%
Refinance - Rate Term                                 8.16%
Refinance - Cashout                                  68.59%

PROPERTY TYPE                              PERCENT OF MORTGAGE POOL
-------------                              ------------------------
Single Family Attached                                0.80%
Single Family Detached                               75.15%
Condominium                                           4.14%
Two-to-Four Family                                   10.76%
Planned Unit Development                              8.22%
Manufactured Housing                                  0.92%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1
                      AGGREGATE COLLATERAL

MORTGAGE RATES

                                             AGGREGATE                                  WEIGHTED      AVERAGE     WEIGHTED
                                             PRINCIPAL                       WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                             NUMBER OF        BALANCE         PERCENT OF      AVERAGE    CREDIT       BALANCE     ORIGINAL    FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS    OUTSTANDING      MORTGAGE POOL    COUPON      SCORE     OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
5.500% or less                    49       $    9,864,991         0.94 %       5.358%     652        $201,326      71.54%   78.67%
5.501% to 6.000%                 338           65,826,628         6.25         5.851      658         194,753      73.27    71.14
6.001% to 6.500%                 649          122,188,238        11.61         6.325      639         188,272      74.63    68.62
6.501% to 7.000%               1,170          213,485,632        20.28         6.816      624         182,466      77.82    63.05
7.001% to 7.500%               1,115          177,936,309        16.91         7.304      613         159,584      79.12    59.67
7.501% to 8.000%               1,269          192,402,401        18.28         7.799      600         151,617      80.17    60.11
8.001% to 8.500%                 791          109,400,344        10.39         8.292      588         138,306      80.37    57.07
8.501% to 9.000%                 665           82,163,246         7.81         8.783      569         123,554      79.25    64.67
9.001% to 9.500%                 300           33,317,823         3.17         9.285      560         111,059      77.90    57.27
9.501% to 10.000%                248           28,381,723         2.70         9.785      554         114,442      75.71    69.17
10.001% to 10.500%                87            9,205,001         0.87        10.261      548         105,805      73.01    67.40
10.501% to 11.000%                58            5,663,058         0.54        10.761      550          97,639      72.47    71.43
11.001% to 11.500%                18            1,530,607         0.15        11.203      542          85,034      76.77    73.19
11.501% to 12.000%                 9            1,050,956         0.10        11.819      525         116,773      63.62    88.34
12.001% to 12.500%                 1              110,352         0.01        12.400      542         110,352      65.00     0.00
TOTAL                          6,767       $1,052,527,309       100.00 %       7.476%     609        $155,538      77.99%   62.84%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 12.400% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.476% per annum.

REMAINING MONTHS TO STATED MATURITY

                                        AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED
     RANGE OF                           PRINCIPAL                      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
 REMAINING MONTHS      NUMBER OF         BALANCE        PERCENT OF      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
TO STATED MATURITY  MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      SCORE     OUTSTANDING      LTV       DOC
------------------------------------------------------------------------------------------------------------------------------
109 to 120                   8       $      914,522         0.09%        6.807%      614        $114,315      67.73%   83.47%
169 to 180                 190           20,300,654         1.93         7.437       627         106,846      68.95    59.78
229 to 240                 120           14,424,476         1.37         7.441       619         120,204      73.28    62.78
349 to 360               6,449        1,016,887,658        96.61         7.477       608         157,681      78.25    62.89
TOTAL                    6,767       $1,052,527,309       100.00%        7.476%      609        $155,538      77.99%   62.84%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 350 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1
                      AGGREGATE COLLATERAL

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED
RANGE OF ORIGINAL                          PRINCIPAL                      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOAN             NUMBER OF         BALANCE        PERCENT OF      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
PRINCIPAL BALANCES     MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      SCORE     OUTSTANDING      LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
$50,000 or less               79         $    3,923,664        0.37%       8.459%        589      $ 49,667       61.35%     68.30%
$50,001 to $100,000        2,033            153,851,905       14.62        8.064         604        75,677       76.63      72.84
$100,001 to $150,000       1,831            226,219,880       21.49        7.651         604       123,550       77.83      69.17
$150,001 to $200,000       1,252            217,601,199       20.67        7.396         604       173,803       76.38      64.80
$200,001 to $250,000         682            151,770,400       14.42        7.335         607       222,537       78.71      60.22
$250,001 to $300,000         373            101,313,724        9.63        7.283         611       271,619       79.72      57.44
$300,001 to $350,000         217             70,180,295        6.67        7.250         618       323,411       80.24      51.08
$350,001 to $400,000         160             59,913,895        5.69        7.125         617       374,462       79.13      48.83
$400,001 to $450,000          68             28,844,581        2.74        7.033         637       424,185       82.71      44.05
$450,001 to $500,000          46             22,230,453        2.11        6.922         653       483,271       80.29      28.22
$500,001 to $550,000          10              5,204,282        0.49        6.825         622       520,428       80.71      90.26
$550,001 to $600,000           4              2,318,753        0.22        6.341         654       579,688       77.99      74.20
$600,001 to $650,000           3              1,918,549        0.18        6.947         622       639,516       78.34     100.00
$650,001 to $700,000           2              1,349,246        0.13        6.696         568       674,623       78.67     100.00
$700,001 to $750,000           1                746,216        0.07        6.400         665       746,216       51.66     100.00
$750,001 to $800,000           1                777,156        0.07        6.500         588       777,156       52.88     100.00
$800,001 to $850,000           2              1,632,777        0.16        6.100         668       816,388       77.27     100.00
$850,001 to $900,000           2              1,792,353        0.17        6.925         650       896,176       77.68     100.00
$900,001 to $950,000           1                937,982        0.09        6.250         760       937,982       65.00     100.00
TOTAL                      6,767         $1,052,527,309      100.00%       7.476%        609      $155,538       77.99%     62.84%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,561 to approximately $937,982 and the average outstanding principal balance of the Mortgage Loans was approximately $155,538

PRODUCT TYPES

                                             AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL                      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                            NUMBER OF         BALANCE        PERCENT OF      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
PRODUCT TYPES            MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      SCORE     OUTSTANDING      LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
10 Year Fixed Loans               8        $      914,522         0.09%       6.807%      614        $114,315       67.73%   83.47%
15 Year Fixed Loans             173            18,691,623         1.78        7.355       631         108,044       69.07    58.84
20 Year Fixed Loans             120            14,424,476         1.37        7.441       619         120,204       73.28    62.78
30 Year Fixed Loans           2,044           318,771,361        30.29        7.201       644         155,955       76.76    61.94
6 Month LIBOR ARM Loans           5               687,938         0.07        7.345       584         137,588       76.32    59.86
2/28 LIBOR ARM Loans          3,830           620,138,892        58.92        7.602       592         161,916       78.82    62.43
3/27 LIBOR ARM Loans            476            65,562,740         6.23        7.628       585         137,737       79.96    70.23
15/15 LIBOR ARM Loans           111            13,335,758         1.27        7.693       606         120,142       77.36    71.92
TOTAL:                        6,767        $1,052,527,309       100.00%       7.476%      609        $155,538       77.99%   62.84%

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1
                      AGGREGATE COLLATERAL

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL                      WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                            NUMBER OF          BALANCE        PERCENT OF      AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
GEORGRAPHIC LOCATION      MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
Alabama                           33        $    3,446,981        0.33%        7.713%      630        $104,454      84.80%    84.44%
Alaska                             8             1,346,886        0.13         7.316       596         168,361      81.10     82.26
Arizona                          103            12,616,805        1.20         7.641       601         122,493      82.36     66.17
Arkansas                           6               659,073        0.06         8.008       609         109,845      87.08     74.54
California                       932           194,051,148       18.44         7.070       615         208,209      77.10     67.51
Colorado                         134            21,811,115        2.07         7.142       607         162,770      80.89     71.57
Connecticut                      143            23,006,113        2.19         7.459       604         160,882      76.55     58.17
Delaware                          23             3,372,540        0.32         7.701       612         146,632      79.53     79.65
Florida                          599            71,354,369        6.78         7.735       614         119,122      80.73     54.35
Georgia                          223            28,310,473        2.69         8.299       609         126,953      82.95     67.25
Hawaii                             3               702,745        0.07         7.188       654         234,248      86.22    100.00
Idaho                             13             1,275,536        0.12         7.320       629          98,118      84.11     55.34
Illinois                         247            38,106,872        3.62         7.684       603         154,279      81.10     61.14
Indiana                           79             7,693,153        0.73         7.752       606          97,382      83.97     80.42
Iowa                               5               571,159        0.05         7.777       625         114,232      90.88     75.67
Kansas                            37             4,173,285        0.40         7.599       609         112,791      84.99     78.12
Kentucky                          37             3,737,047        0.36         8.013       620         101,001      81.83     71.48
Louisiana                         44             4,425,070        0.42         8.080       596         100,570      80.69     68.65
Maine                             98            11,766,051        1.12         7.510       617         120,062      79.67     67.16
Maryland                          98            17,981,015        1.71         7.463       607         183,480      80.06     64.80
Massachusetts                    531           104,409,314        9.92         7.213       613         196,628      73.31     57.96
Michigan                         231            25,237,835        2.40         7.898       601         109,255      79.19     71.69
Minnesota                         69             9,250,817        0.88         7.934       598         134,070      81.65     66.83
Mississippi                        8               605,210        0.06         9.435       560          75,651      77.10     78.90
Missouri                          80             7,994,719        0.76         7.788       615          99,934      85.16     67.82
Montana                            5               572,994        0.05         6.985       638         114,599      87.37     66.89
Nebraska                          12             1,174,823        0.11         7.892       667          97,902      85.93     63.89
Nevada                            50             7,707,221        0.73         7.309       625         154,144      82.24     70.22
New Hampshire                     79            12,142,663        1.15         7.643       606         153,705      76.91     68.91
New Jersey                       354            60,871,001        5.78         7.731       595         171,952      75.96     53.66
New Mexico                        10             1,525,543        0.14         7.757       604         152,554      82.06     75.34
New York                         711           152,529,214       14.49         7.281       606         214,528      73.56     50.97
North Carolina                   190            20,454,203        1.94         7.714       609         107,654      81.57     70.45
Ohio                             219            23,475,393        2.23         7.809       604         107,194      82.92     79.80
Oklahoma                           7               679,193        0.06         7.964       608          97,028      86.23     84.08
Oregon                            29             4,151,360        0.39         7.293       605         143,150      81.86     84.33
Pennsylvania                     217            25,553,177        2.43         7.690       605         117,757      81.08     74.68
Rhode Island                     138            21,565,736        2.05         7.336       615         156,273      75.90     65.12
South Carolina                    68             6,819,571        0.65         7.627       602         100,288      80.87     77.28
South Dakota                       2               244,930        0.02         8.402       646         122,465      90.00     49.45
Tennessee                         62             5,531,625        0.53         8.167       617          89,220      81.90     68.75
Texas                            391            43,999,759        4.18         8.088       604         112,531      79.53     66.56
Utah                              21             2,766,509        0.26         7.285       607         131,739      85.89     82.21
Vermont                           19             3,075,675        0.29         7.254       619         161,878      76.35     54.58
Virginia                         226            35,186,360        3.34         7.493       611         155,692      80.55     56.04
Washington                        90            14,981,395        1.42         7.189       615         166,460      80.32     75.51
West Virginia                      2               308,864        0.03         8.257       748         154,432      87.98      0.00
Wisconsin                         71             8,072,304        0.77         8.046       595         113,694      81.45     76.20
Wyoming                           10             1,232,468        0.12         7.743       600         123,247      86.86     90.94
TOTAL                          6,767        $1,052,527,309      100.00%        7.476%      609        $155,538      77.99%    62.84%

No more than approximately 0.25% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1
                      AGGREGATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED
                                             PRINCIPAL                       WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL           NUMBER OF         BALANCE         PERCENT OF     AVERAGE     CREDIT      BALANCE      ORIGINAL    FULL
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                347          $   40,888,111         3.88%        7.272%     595        $117,833      40.81%     55.01%
50.01% to 55.00%              169              24,960,783         2.37         7.165      595         147,697      52.91      65.36
55.01% to 60.00%              216              32,414,376         3.08         7.251      592         150,067      57.99      57.76
60.01% to 65.00%              407              65,825,634         6.25         7.546      582         161,734      63.46      57.10
65.01% to 70.00%              533              87,335,500         8.30         7.291      596         163,856      68.74      54.94
70.01% to 75.00%              729             113,172,290        10.75         7.540      586         155,243      74.12      59.73
75.01% to 80.00%            2,027             310,235,426        29.48         7.491      600         153,052      79.52      58.44
80.01% to 85.00%              524              87,522,335         8.32         7.365      623         167,027      84.34      62.53
85.01% to 90.00%            1,123             185,833,098        17.66         7.584      630         165,479      89.71      67.52
90.01% to 95.00%              639              97,327,826         9.25         7.602      648         152,313      94.79      84.72
95.01% to 100.00%              53               7,011,930         0.67         7.462      705         132,301      99.71      97.14
TOTAL                       6,767          $1,052,527,309       100.00%        7.476%     609        $155,538      77.99%     62.84%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 10.00% to 100.00% and the weighted average Loan-to-Value Ratio for such Mortgage Loans was approximately 77.99%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.22% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 74.31%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 24.84%.

LOAN PURPOSE

                                             AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED
                                             PRINCIPAL                       WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                            NUMBER OF         BALANCE         PERCENT OF     AVERAGE     CREDIT      BALANCE      ORIGINAL    FULL
LOAN PURPOSE             MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout           4,602       $  721,907,014        68.59%        7.469%      599        $156,868       75.57%    64.50%
Purchase                      1,568          244,754,898        23.25         7.484       638         156,094       85.10     56.35
Refinance - Rate Term           597           85,865,398         8.16         7.505       607         143,828       78.02     67.47
TOTAL:                        6,767       $1,052,527,309       100.00%        7.476%      609        $155,538       77.99%    62.84%

PROPERTY TYPE

                                             AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED
                                             PRINCIPAL                       WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                            NUMBER OF         BALANCE         PERCENT OF     AVERAGE     CREDIT      BALANCE      ORIGINAL    FULL
PROPERTY TYPE            MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
Single Family Attached           62        $    8,400,687          0.80%       7.779%      585       $135,495       78.91%    48.52%
Single Family Detached        5,211           790,972,255         75.15        7.458       605        151,789       77.69     64.60
Condominium                     323            43,625,613          4.14        7.628       623        135,064       79.80     63.40
Two-to-Four Family              570           113,252,820         10.76        7.420       629        198,689       76.37     53.62
Planned Unit Development        492            86,562,904          8.22        7.520       611        175,941       81.34     59.28
Manufactured Housing            109             9,713,031          0.92        8.252       617         89,110       82.30     69.23
TOTAL:                        6,767        $1,052,527,309        100.00%       7.476%      609       $155,538       77.99%    62.84%

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1
                      AGGREGATE COLLATERAL

DOCUMENTATION

                                             AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED
                                             PRINCIPAL                       WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                            NUMBER OF         BALANCE         PERCENT OF     AVERAGE     CREDIT      BALANCE      ORIGINAL    FULL
DOCUMENTATION            MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation            4,504        $  661,459,548         62.84%       7.445%     600       $146,860        79.11%   100.00%
Stated Documentation          2,161           374,093,432         35.54        7.537      622        173,111        76.12      0.00
Limited Documentation            52             9,056,444          0.86         7.62      599        174,162        71.87      0.00
No Income-No Asset               50             7,917,885          0.75        6.994      712        158,358        79.45      0.00
TOTAL                         6,767        $1,052,527,309        100.00%       7.476%     609       $155,538        77.99%    62.84%

OCCUPANCY

                                             AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED
                                             PRINCIPAL                       WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                            NUMBER OF         BALANCE         PERCENT OF     AVERAGE     CREDIT      BALANCE      ORIGINAL    FULL
OCCUPANCY                MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
Primary                       6,208          $980,722,167       93.18%        7.459%      605        $157,977       77.98%    63.91%
Investment                      464            56,924,540        5.41         7.800       663         122,682       78.20     50.17
Second Home                      95            14,880,603        1.41         7.328       637         156,638       77.67     40.83
TOTAL:                        6,767        $1,052,527,309      100.00%        7.476%      609        $155,538       77.99%    62.84%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                            AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL                       WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOAN AGE           NUMBER OF        BALANCE         PERCENT OF     AVERAGE     CREDIT      BALANCE      ORIGINAL    FULL
     (MONTHS)            MORTGAGE LOANS    OUTSTANDING     MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
3                                 1              $49,473         0.00%        5.800%      627        $49,473       13.51%    100.00%
4                             4,217          668,663,306         63.53        7.324       610        158,564       77.81      62.75
5                             2,420          361,846,024         34.38        7.746       607        149,523       78.34      62.70
6                                92           15,537,649          1.48        7.423       603        168,887       76.79      68.02
7                                29            5,226,384          0.50        8.106       599        180,220       78.12      60.42
8                                 6              947,901          0.09        8.719       547        157,984       90.05     100.00
10                                1              131,582          0.01        7.990       574        131,582       94.98     100.00
11                                1              124,990          0.01        7.750       516        124,990       90.00     100.00
TOTAL:                        6,767       $1,052,527,309       100.00%        7.476%      609       $155,538       77.99%     62.84%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

MORTGAGE INSURANCE

                                            AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL                      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                           NUMBER OF         BALANCE        PERCENT OF     AVERAGE      CREDIT      BALANCE     ORIGINAL     FULL
 MORTGAGE INSURANCE     MORTGAGE LOANS     OUTSTANDING    MORTGAGE POOL     COUPON      SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance        2568        $  404,354,734       38.42%        7.85%        577        $157,459      72.37%     50.98%
Mortgage Insurance           4199           648,172,575       61.58         7.244        628         154,364      81.49      70.25
TOTAL:                       6767        $1,052,527,309      100.00%        7.48%        609        $155,538      77.99%     62.84%

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1
                      AGGREGATE COLLATERAL

ORIGINAL PREPAYMENT PENALTY TERM

                                             AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL                      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT         NUMBER OF         BALANCE        PERCENT OF      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
   PENALTY TERM          MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      SCORE     OUTSTANDING      LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
None                         1,631         $  244,698,052        23.25%       7.668%      605        $150,029      77.76%     57.43%
12 Months                      398             77,865,092         7.40        7.163       629         195,641      72.82      58.18
24 Months                    2,906            463,673,698        44.05        7.555       594         159,557      79.28      64.74
30 Months                       17              3,807,410         0.36        7.503       605         223,965      78.12      47.97
36 Months                    1,814            262,401,701        24.93        7.249       633         144,654      77.44      66.16
60 Months                        1                 81,355         0.01        7.500       511          81,355      80.00       0.00
TOTAL:                       6,767         $1,052,527,309       100.00%       7.476%      609        $155,538      77.99%     62.84%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                             AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL                      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                            NUMBER OF         BALANCE        PERCENT OF      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      SCORE     OUTSTANDING      LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
Not Available                   71         $    8,204,291         0.78%       8.413%        0        $115,553      72.13%     61.31%
476 to 500                      12              1,609,198         0.15        8.068       500         134,100      71.68      92.17
501 to 525                     662             93,991,238         8.93        8.264       514         141,981      72.51      69.37
526 to 550                     848            124,783,117        11.86        8.106       538         147,150      74.00      70.51
551 to 575                     790            123,154,375        11.70        7.869       563         155,892      74.31      68.26
576 to 600                     910            138,926,038        13.20        7.556       588         152,666      77.30      73.09
601 to 625                     976            152,335,701        14.47        7.295       613         156,082      79.33      66.45
626 to 650                     934            150,048,573        14.26        7.180       638         160,652      80.78      62.67
651 to 675                     648            106,346,574        10.10        6.942       662         164,115      80.18      51.97
676 to 700                     415             68,632,253         6.52        6.928       687         165,379      83.03      43.89
701 to 725                     262             43,578,468         4.14        6.898       712         166,330      83.34      34.30
726 to 750                     121             20,426,208         1.94        6.742       739         168,812      83.36      46.66
751 to 775                      78             14,768,177         1.40        6.752       762         189,336      81.21      51.80
776 to 800                      35              4,775,590         0.45        6.793       784         136,445      83.24      58.25
801 to 825                       5                947,508         0.09        6.778       810         189,502      79.79      62.66
TOTAL:                       6,767         $1,052,527,309       100.00%       7.476%      609        $155,538      77.99%     62.84%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 820 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 609.

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1
                      AGGREGATE COLLATERAL

CREDIT GRADE

                                             AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL                      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                            NUMBER OF         BALANCE        PERCENT OF      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
CREDIT GRADE             MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      SCORE     OUTSTANDING      LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
AA+                             863        $  130,800,219        12.43%       7.049%      696        $151,565      85.43%    46.32%
AA                            3,047           491,447,583        46.69        7.239       616         161,289      78.35     63.02
A                             1,802           282,927,097        26.88        7.569       588         157,007      77.66     65.75
B                               803           111,317,331        10.58        8.166       547         138,627      72.28     68.79
C                               161            23,199,567         2.20        9.042       538         144,097      69.31     73.79
CC                               91            12,835,512         1.22        9.990       555         141,050      60.74     89.10
TOTAL                         6,767        $1,052,527,309       100.00%       7.476%      609        $155,538      77.99%    62.84%

MARGINS

                                             AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL                      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                            NUMBER OF         BALANCE        PERCENT OF      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF MARGINS         MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      SCORE     OUTSTANDING      LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
1.001% to 1.500%                 1         $    247,148          0.04%         7.950%      526       $247,148      80.00%    100.00%
2.001% to 2.500%                 1              577,964          0.08          5.375       642        577,964      75.00     100.00
2.501% to 3.000%                12            1,882,080          0.27          5.902       630        156,840      71.83      89.22
3.001% to 3.500%                76           14,426,882          2.06          5.961       651        189,827      72.99      69.17
3.501% to 4.000%               295           58,587,692          8.37          6.382       634        198,602      74.36      61.82
4.001% to 4.500%               563          100,497,469         14.36          6.832       612        178,503      76.74      60.84
4.501% to 5.000%               805          138,998,140         19.86          7.200       600        172,668      79.78      57.36
5.001% to 5.500%               881          136,743,100         19.54          7.681       591        155,214      81.15      61.96
5.501% to 6.000%               699          100,297,964         14.33          8.018       575        143,488      80.01      62.12
6.001% to 6.500%               480           67,803,210          9.69          8.478       561        141,257      80.70      65.74
6.501% to 7.000%               273           37,408,673          5.35          8.745       563        137,028      79.95      75.14
7.001% to 7.500%               164           20,306,315          2.90          9.225       555        123,819      77.36      78.34
7.501% to 8.000%               110           13,784,648          1.97          9.724       546        125,315      73.55      81.91
8.001% to 8.500%                38            4,387,084          0.63          9.653       541        115,450      77.32      89.56
8.501% to 9.000%                17            2,616,230          0.37         10.059       559        153,896      76.20      73.76
9.001% to 9.500%                 6              938,085          0.13         10.086       539        156,347      80.31      66.12
9.501% to 10.000%                1              222,645          0.03         10.550       547        222,645      63.71     100.00
TOTAL:                       4,422         $699,725,328        100.00%         7.606%      592       $158,237      78.90%     63.34%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 1.290% per annum to 9.650% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.254% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-OPT1
                          AGGREGATE COLLATERAL

MAXIMUM MORTGAGE RATES

                                             AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL                      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM            NUMBER OF         BALANCE        PERCENT OF      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
MORTGAGE RATES           MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      SCORE     OUTSTANDING      LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
13.000% or less              1,186          $230,894,618        33.00%        6.495%      614        $194,683      77.72%     67.16%
13.001% to 13.500%             708           115,276,037        16.47         7.306       597         162,819      79.67      61.60
13.501% to 14.000%             884           140,102,058        20.02         7.792       590         158,486      80.30      58.40
14.001% to 14.500%             594            82,923,017        11.85         8.280       579         139,601      80.43      59.02
14.501% to 15.000%             519            66,621,832         9.52         8.753       564         128,366      79.75      66.48
15.001% to 15.500%             232            28,083,932         4.01         9.232       553         121,051      77.43      59.23
15.501% to 16.000%             175            21,367,385         3.05         9.748       546         122,099      76.14      73.82
16.001% to 16.500%              68             7,962,231         1.14        10.130       552         117,092      72.49      62.06
16.501% to 17.000%              44             5,035,080         0.72        10.628       552         114,434      72.60      71.88
17.001% to 17.500%               6               625,635         0.09        11.217       518         104,272      77.82      50.61
17.501% to 18.000%               6               833,503         0.12        11.806       527         138,917      61.12      92.09
TOTAL:                       4,422          $699,725,328       100.00%        7.606%      592        $158,237      78.90%     63.34%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 18.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.621% per annum.

NEXT RATE ADJUSTMENT DATE

                                              AGGREGATE                                 WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL                     WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                               NUMBER OF       BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
NEXT RATE ADJUSTMENT DATE   MORTGAGE LOANS   OUTSTANDING    MORTGAGE POOL    COUPON      SCORE     OUTSTANDING      LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
December 2003                        2       $    186,876         0.03%       7.370%       557      $ 93,438       58.81%     44.04%
January 2004                         3            501,062         0.07        7.336        594       167,021       82.85      65.77
December 2004                        1            124,990         0.02        7.750        516       124,990       90.00     100.00
January 2005                         1            131,582         0.02        7.990        574       131,582       94.98     100.00
March 2005                           6            947,901         0.14        8.719        547       157,984       90.05     100.00
April 2005                          25          4,693,082         0.67        7.902        600       187,723       78.38      59.80
May 2005                            52          9,655,788         1.38        7.738        586       185,688       77.92      64.37
June 2005                        1,336        206,127,422        29.46        7.904        590       154,287       79.20      62.17
July 2005                        2,409        398,458,127        56.94        7.436        593       165,404       78.61      62.43
April 2006                           2            278,529         0.04        9.329        671       139,265       86.28     100.00
May 2006                             1             63,610         0.01        7.150        609        63,610       80.00     100.00
June 2006                          185         25,168,525         3.60        7.863        583       136,046       80.72      67.60
July 2006                          288         40,052,076         5.72        7.469        586       139,070       79.43      71.64
June 2018                           29          2,956,798         0.42        8.086        582       101,959       76.25      79.92
July 2018                           82         10,378,960         1.48        7.580        613       126,573       77.68      69.65
TOTAL                            4,422       $699,725,328       100.00%       7.606%       592      $158,237       78.90%     63.34%

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2003-OPT1
                            GROUP 3 COLLATERAL

Aggregate Outstanding Principal Balance                                                            $141,739,566
Aggregate Original Principal Balance                                                               $142,293,670
Number of Mortgage Loans                                                                                    349

                                         MINIMUM                        MAXIMUM                    AVERAGE (1)
                                         -------                        -------                    -----------
Original Principal Balance               $81,600                        $942,500                     $407,718
Outstanding Principal Balance            $81,355                        $937,982                     $406,131

                                         MINIMUM                        MAXIMUM               WEIGHTED AVERAGE (2)
                                         -------                        -------               --------------------
Original Term (mos)                         180                            360                          358
Stated remaining Term (mos)                 175                            356                          353
Loan Age (mos)                                4                              7                            4
Current Interest Rate                     5.100%                        10.050%                       7.071%
Initial Interest Rate Cap                 1.000%                         3.000%                       2.992%
Periodic Rate Cap                         1.000%                         3.000%                       1.008%
Gross Margin                              2.375%                         8.900%                       4.888%
Maximum Mortgage Rate                    11.100%                        15.800%                      13.171%
Minimum Mortgage Rate                     5.100%                         9.800%                       7.167%
Months to Roll                               17                            176                           22
Original Loan-to-Value                    30.87%                         95.00%                       79.41%
Credit Score (3)                            500                            820                          624

                                                                        EARLIEST                      LATEST
                                                                        --------                      ------
Maturity Date                                                           06/01/18                     07/01/33


LIEN POSITION                    PERCENT OF MORTGAGE POOL
-------------                    ------------------------
1st Lien                                  100.00%

OCCUPANCY                        PERCENT OF MORTGAGE POOL
---------                        ------------------------
Primary                                   96.91%
Second Home                                2.20%
Investment                                 0.89%

LOAN TYPE                        PERCENT OF MORTGAGE POOL
---------                        ------------------------
Fixed Rate                                33.54%
ARM                                       66.46%

YEAR OF ORIGINATION              PERCENT OF MORTGAGE POOL
-------------------              ------------------------
2003                                     100.00%

LOAN PURPOSE                     PERCENT OF MORTGAGE POOL
------------                     ------------------------
Purchase                                  26.72%
Refinance - Rate Term                      7.42%
Refinance - Cashout                       65.87%

PROPERTY TYPE                    PERCENT OF MORTGAGE POOL
-------------                    ------------------------
Single Family Attached                     0.55%
Single Family Detached                    78.68%
Condominium                                2.69%
Two-to-Four Family                         4.63%
Planned Unit Development                  13.45%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

-----------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-OPT1
                      GROUP 3 COLLATERAL

MORTGAGE RATES

                                               AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                                               PRINCIPAL                     WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                               NUMBER OF        BALANCE        PERCENT OF    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
RANGE OF MORTGAGE RATES     MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL    COUPON     SCORE     OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
5.500% or less                    6          $  2,444,305          1.72%       5.364%     636        $407,384      71.62%    85.48%
5.501% to 6.000%                 28            12,084,751          8.53        5.827      674         431,598      78.62     58.08
6.001% to 6.500%                 59            25,121,938         17.72        6.315      647         425,796      76.34     60.23
6.501% to 7.000%                 93            38,403,916         27.09        6.792      629         412,945      78.90     55.63
7.001% to 7.500%                 58            22,678,925         16.00        7.313      611         391,016      79.02     31.41
7.501% to 8.000%                 57            22,967,047         16.20        7.752      617         402,931      83.83     45.95
8.001% to 8.500%                 28            10,770,670          7.60        8.292      582         384,667      82.72     51.75
8.501% to 9.000%                 12             4,350,373          3.07        8.768      563         362,531      76.11     48.57
9.001% to 9.500%                  4             1,491,966          1.05        9.345      560         372,992      76.49      0.00
9.501% to 10.000%                 3             1,008,106          0.71        9.700      584         336,035      90.53    100.00
10.001% to 10.500%                1               417,569          0.29       10.050      578         417,569      90.00    100.00
TOTAL                           349          $141,739,566        100.00%       7.071%     624        $406,131      79.41%    51.07%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.100% per annum to 10.050% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.071% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
     RANGE OF                               PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
 REMAINING MONTHS           NUMBER OF        BALANCE        PERCENT OF     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
TO STATED MATURITY       MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
169 to 180                       3        $  1,009,560          0.71%        7.354%     613        $336,520       79.16%    100.00%
229 to 240                       3           1,036,873          0.73         6.992      616         345,624       78.85      35.88
349 to 360                     343         139,693,132         98.56         7.070      624         407,269       79.42      50.83
TOTAL                          349        $141,739,566        100.00%        7.071%     624        $406,131       79.41%     51.07%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 175 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 353 months.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-OPT1
                           GROUP 3 COLLATERAL

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
  RANGE OF ORIGINAL                         PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
    MORTGAGE LOAN          NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
  PRINCIPAL BALANCES     MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000             1         $     81,355        0.06%         7.500%      511      $    81,355     80.00%      0.00%
$300,001 to $350,000           90           30,252,325       21.34          7.314       613          336,137     80.17      55.41
$350,001 to $400,000          129           48,376,479       34.13          7.147       611          375,011     78.02      48.89
$400,001 to $450,000           58           24,614,998       17.37          7.053       632          424,397     83.09      43.16
$450,001 to $500,000           45           21,737,093       15.34          6.920       651          483,047     80.07      26.59
$500,001 to $550,000           10            5,204,282        3.67          6.825       622          520,428     80.71      90.26
$550,001 to $600,000            4            2,318,753        1.64          6.341       654          579,688     77.99      74.20
$600,001 to $650,000            3            1,918,549        1.35          6.947       622          639,516     78.34     100.00
$650,001 to $700,000            2            1,349,246        0.95          6.696       568          674,623     78.67     100.00
$700,001 to $750,000            1              746,216        0.53          6.400       665          746,216     51.66     100.00
$750,001 to $800,000            1              777,156        0.55          6.500       588          777,156     52.88     100.00
$800,001 to $850,000            2            1,632,777        1.15          6.100       668          816,388     77.27     100.00
$850,001 to $900,000            2            1,792,353        1.26          6.925       650          896,176     77.68     100.00
$900,001 to $950,000            1              937,982        0.66          6.250       760          937,982     65.00     100.00
TOTAL                         349         $141,739,566      100.00%         7.071%      624      $   406,131     79.41%     51.07%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $81,355 to approximately $937,982 and the average outstanding principal balance of the Mortgage Loans was approximately $406,131

PRODUCT TYPES

                                            AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                           NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
  PRODUCT TYPES          MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans             3         $  1,009,560        0.71%          7.354%     613      $   336,520     79.16%    100.00%
20 Year Fixed Loans             3            1,036,873        0.73           6.992      616          345,624     78.85      35.88
30 Year Fixed Loans           108           45,492,649       32.10           6.868      664          421,228     77.81      42.41
2/28 LIBOR ARM Loans          213           85,513,362       60.33           7.183      606          401,471     80.36      54.66
3/27 LIBOR ARM Loans           20            7,927,860        5.59           7.108      594          396,393     78.79      58.32
15/15 LIBOR ARM Loans           2              759,261        0.54           6.062      660          379,631     75.08      46.78
TOTAL:                        349         $141,739,566      100.00%          7.071%     624      $   406,131     79.41%     51.07%

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-OPT1
                           GROUP 3 COLLATERAL

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                           NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
GEORGRAPHIC LOCATION     MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
Arizona                         2         $    714,678        0.50%         7.106%      641      $   357,339     90.00%      47.06%
California                    106           44,441,264       31.35          6.852       630          419,257     79.61       53.43
Colorado                        6            2,189,766        1.54          7.107       591          364,961     79.94       77.24
Connecticut                     7            3,206,923        2.26          6.615       621          458,132     79.49       57.85
Delaware                        2              708,643        0.50          7.481       613          354,321     80.75      100.00
Florida                        13            5,320,292        3.75          7.196       664          409,253     80.52       17.51
Georgia                         7            2,700,017        1.90          8.830       591          385,717     86.85       42.21
Illinois                       13            5,212,030        3.68          7.209       604          400,925     79.64       62.08
Louisiana                       1              359,907        0.25          6.400       604          359,907     85.00      100.00
Maine                           1              542,802        0.38          7.300       581          542,802     90.00      100.00
Maryland                       11            3,938,429        2.78          6.948       640          358,039     82.61       44.67
Massachusetts                  32           12,845,846        9.06          7.164       626          401,433     78.62       52.27
Michigan                        2            1,195,310        0.84          6.152       659          597,655     76.47      100.00
Missouri                        1               81,355        0.06          7.500       511           81,355     80.00        0.00
Nevada                          1              371,926        0.26          6.450       655          371,926     89.99      100.00
New Hampshire                   4            1,561,181        1.10          7.474       629          390,295     86.33      100.00
New Jersey                     21            8,145,122        5.75          7.281       607          387,863     80.30       51.87
New York                       71           29,502,821       20.81          7.130       622          415,533     76.76       43.59
North Carolina                  4            1,718,855        1.21          7.205       651          429,714     71.75       42.60
Ohio                            2              763,371        0.54          6.396       654          381,686     86.82       47.06
Oregon                          1              418,148        0.30          7.100       647          418,148     79.25        0.00
Pennsylvania                    4            1,485,755        1.05          7.767       622          371,439     87.06       47.05
Rhode Island                    4            1,487,805        1.05          6.527       646          371,951     73.15       25.97
South Carolina                  3            1,119,168        0.79          7.018       573          373,056     76.64       64.46
Texas                           8            3,081,454        2.17          7.967       585          385,182     77.68       75.43
Utah                            1              358,943        0.25          7.600       573          358,943     80.00        0.00
Vermont                         2              796,999        0.56          6.531       614          398,499     80.00       58.00
Virginia                       14            5,339,680        3.77          7.062       623          381,406     82.47       33.82
Washington                      4            1,754,351        1.24          6.520       630          438,588     77.54       73.70
Wisconsin                       1              376,725        0.27          6.900       607          376,725     90.00      100.00
TOTAL                         349         $141,739,566      100.00%         7.071%      624      $   406,131     79.41%      51.07%

No more than approximately 1.04% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-OPT1
                           GROUP 3 COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL          NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                 3          $  1,076,253        0.76%         6.845%      593      $   358,751     40.34%      0.00%
50.01% to 55.00%               8             3,837,799        2.71          6.910       594          479,725     52.45      59.46
55.01% to 60.00%               8             2,994,173        2.11          7.190       579          374,272     58.47      11.64
60.01% to 65.00%              21             8,926,765        6.30          6.945       620          425,084     63.53      47.32
65.01% to 70.00%              37            14,797,480       10.44          6.810       624          399,932     68.82      43.78
70.01% to 75.00%              28            12,505,380        8.82          6.792       599          446,621     73.95      72.57
75.01% to 80.00%              94            37,839,902       26.70          7.007       618          402,552     79.36      45.72
80.01% to 85.00%              38            15,810,927       11.15          7.044       626          416,077     83.86      52.53
85.01% to 90.00%              82            32,190,992       22.71          7.322       637          392,573     89.56      49.28
90.01% to 95.00%              30            11,759,895        8.30          7.394       658          391,996     94.72      72.38
TOTAL                        349          $141,739,566      100.00%         7.071%      624      $   406,131     79.41%     51.07%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 30.87% to 95.00% and the weighted average Loan-to-Value Ratio for such Mortgage Loans was approximately 79.41%.

LOAN PURPOSE

                                            AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                           NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
    LOAN PURPOSE         MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout          232          $ 93,359,554       65.87%         7.064%      616      $   402,412     77.51%     53.58%
Purchase                      92            37,867,527       26.72          7.085       644          411,604     84.84      45.84
Refinance - Rate Term         25            10,512,484        7.42          7.089       625          420,499     76.73      47.66
TOTAL:                       349          $141,739,566      100.00%         7.071%      624      $   406,131     79.41%     51.07%

PROPERTY TYPE

                                              AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
    PROPERTY TYPE          MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
Single Family Attached            2         $    783,900        0.55%         6.720%      576      $   391,950     79.50%      0.00%
Single Family Detached          276          111,515,230       78.68          7.041       623          404,041     78.81      51.21
Condominium                      10            3,814,337        2.69          7.229       621          381,434     80.49      61.06
Two-to-Four Family               12            6,563,786        4.63          7.139       645          546,982     81.12      57.06
Planned Unit Development         49           19,062,313       13.45          7.207       627          389,027     82.12      48.29
TOTAL:                          349         $141,739,566      100.00%         7.071%      624      $   406,131     79.41%     51.07%

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-OPT1
                           GROUP 3 COLLATERAL

DOCUMENTATION

                                              AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
    DOCUMENTATION          MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation             174          $ 72,391,632       51.07%         6.980%      610      $   416,044     80.42%    100.00%
Stated Documentation           166            65,679,489       46.34          7.154       637          395,660     78.63       0.00
Limited Documentation            3             1,390,715        0.98          7.860       587          463,572     67.15       0.00
No Income-No Asset               6             2,277,730        1.61          7.102       699          379,622     77.35       0.00
TOTAL                          349          $141,739,566      100.00%         7.071%      624      $   406,131     79.41%     51.07%

OCCUPANCY

                                              AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
     OCCUPANCY             MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
Primary                          339        $137,358,157       96.91%         7.075%      623      $   405,186     79.55%     51.33%
Second Home                        7           3,119,033        2.20          6.635       660          445,576     77.85      46.77
Investment                         3           1,262,376        0.89          7.713       615          420,792     67.71      33.92
TOTAL                            349        $141,739,566      100.00%         7.071%      624      $   406,131     79.41%     51.07%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                              AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOAN AGE            NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
    (MONTHS)               MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
4                                236        $ 94,361,488       66.57%         6.979%      622      $   399,837     79.16%     52.35%
5                                107          44,900,237       31.68          7.258       629          419,628     80.41      50.48
6                                  5           2,079,563        1.47          7.115       639          415,913     73.79      15.71
7                                  1             398,279        0.28          7.750       502          398,279     54.20       0.00
TOTAL                            349        $141,739,566      100.00%         7.071%      624      $   406,131     79.41%     51.07%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

MORTGAGE INSURANCE

                                        AGGREGATE                               WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL                    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                          NUMBER OF      BALANCE        PERCENT OF    AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL
MORTGAGE INSURANCE     MORTGAGE LOANS  OUTSTANDING    MORTGAGE POOL   COUPON     SCORE    OUTSTANDING    LTV         DOC
-------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance       152        $ 65,879,585      46.48%        7.287%     614      $433,418     79.24%     41.31%
Mortgage Insurance          197          75,859,981      53.52         6.884      633       385,076     79.55      59.55
TOTAL:                      349        $141,739,566     100.00%        7.071%     624      $406,131     79.41%     51.07%

------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-OPT1
                           GROUP 3 COLLATERAL

ORIGINAL PREPAYMENT PENALTY TERM

                                              AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT          NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
   PENALTY TERM            MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
None                             76         $ 30,406,724       21.45%         7.328%      613      $   400,088     79.63%     45.43%
12 Months                        31           13,127,220        9.26          6.971       648          423,459     75.54      47.83
24 Months                       158           64,018,005       45.17          7.090       607          405,177     80.30      57.72
30 Months                         1              488,090        0.34          6.150       752          488,090     70.00       0.00
36 Months                        82           33,618,173       23.72          6.855       655          409,978     79.17      45.66
60 Months                         1               81,355        0.06          7.500       511           81,355     80.00       0.00
TOTAL                           349         $141,739,566      100.00%         7.071%      624      $   406,131     79.41%     51.07%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                              AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
RANGE OF CREDIT SCORES     MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
Not Available                     1         $    895,602        0.63%         6.150%        0      $   895,602     75.00%    100.00%
476 to 500                        1              410,437        0.29          7.450       500          410,437     72.28     100.00
501 to 525                       20            7,018,938        4.95          7.798       512          350,947     72.50      51.94
526 to 550                       26            9,939,474        7.01          7.629       539          382,287     76.62      69.78
551 to 575                       34           13,499,317        9.52          7.533       563          397,039     74.65      52.27
576 to 600                       47           19,053,018       13.44          7.219       587          405,383     78.52      76.09
601 to 625                       52           21,595,831       15.24          7.134       614          415,304     78.98      61.43
626 to 650                       59           24,272,431       17.12          6.934       639          411,397     81.82      51.18
651 to 675                       44           17,742,985       12.52          6.726       663          403,250     81.53      32.82
676 to 700                       35           13,748,097        9.70          6.890       688          392,803     83.80      18.24
701 to 725                       16            6,822,370        4.81          6.633       714          426,398     80.55      17.66
726 to 750                        6            2,582,534        1.82          6.323       743          430,422     83.81      35.21
751 to 775                        7            3,804,728        2.68          6.175       760          543,533     77.96      74.09
801 to 825                        1              353,803        0.25          6.900       820          353,803     89.87       0.00
TOTAL                           349         $141,739,566      100.00%         7.071%      624      $   406,131     79.41%     51.07%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 820 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 624.

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-OPT1
                           GROUP 3 COLLATERAL

CREDIT GRADE

                                              AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
CREDIT GRADE               MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
AA+                              46         $ 18,412,444       12.99%         6.793%      702      $   400,271     84.99%     13.59%
AA                              187           78,697,696       55.52          6.918       627          420,843     79.06      58.26
A                                89           34,474,589       24.32          7.335       599          387,355     79.73      54.87
B                                21            8,033,197        5.67          7.724       545          382,533     72.40      51.15
C                                 5            1,779,297        1.26          8.418       550          355,859     65.59      37.86
CC                                1              342,342        0.24          8.400       606          342,342     65.00     100.00
TOTAL                           349         $141,739,566      100.00%         7.071       624      $   406,131     79.41%     51.07%

MARGINS

                                              AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
RANGE OF MARGINS           MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                  1          $   577,964        0.61%          5.375%     642      $   577,964     75.00%    100.00%
2.501% to 3.000%                  2              777,959        0.83           5.689      618          388,979     74.10     100.00
3.001% to 3.500%                  6            2,461,373        2.61           5.958      657          410,229     78.75      85.84
3.501% to 4.000%                 30           13,557,869       14.39           6.294      634          451,929     73.99      67.80
4.001% to 4.500%                 40           16,238,209       17.24           6.736      614          405,955     78.16      57.29
4.501% to 5.000%                 55           22,242,122       23.61           7.118      604          404,402     80.14      38.51
5.001% to 5.500%                 46           17,701,522       18.79           7.484      602          384,816     84.72      44.95
5.501% to 6.000%                 24            9,208,046        9.77           7.717      582          383,669     84.46      61.59
6.001% to 6.500%                 18            6,853,400        7.28           8.442      562          380,744     82.05      70.04
6.501% to 7.000%                  9            3,183,584        3.38           8.179      588          353,732     77.71      65.70
7.001% to 7.500%                  1              334,495        0.36           8.300      593          334,495     95.00     100.00
7.501% to 8.000%                  2              730,404        0.78           9.047      583          365,202     80.26      45.57
8.501% to 9.000%                  1              333,538        0.35           9.350      533          333,538     80.00       0.00
TOTAL                           235          $94,200,483      100.00%          7.167      605      $   400,853     80.19%     54.90%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.375% per annum to 8.900% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 4.888% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-OPT1
                           GROUP 3 COLLATERAL

MAXIMUM MORTGAGE RATES

                                              AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF MAXIMUM             NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
  MORTAGE RATES            MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
13.000% or less                  114         $47,620,842        50.55%         6.468%     617      $   417,727     78.74%     64.94%
13.001% to 13.500%                36          14,334,224        15.22          7.319      592          398,173     79.11      37.39
13.501% to 14.000%                46          17,946,494        19.05          7.743      613          390,141     84.00      44.45
14.001% to 14.500%                21           7,849,071         8.33          8.294      577          373,765     83.32      51.06
14.501% to 15.000%                10           3,623,056         3.85          8.763      560          362,306     76.51      58.31
15.001% to 15.500%                 5           1,818,689         1.93          9.148      561          363,738     77.12      17.96
15.501% to 16.000%                 3           1,008,106         1.07          9.700      584          336,035     90.53     100.00
TOTAL                            235         $94,200,483       100.00%         7.167%     605      $   400,853     80.19%     54.90%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.100% per annum to 15.800% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.171% per annum.

NEXT RATE ADJUSTMENT DATE

                                              AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL                      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF         BALANCE       PERCENT OF      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL     COUPON     SCORE     OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
April 2005                        1          $   398,279        0.42%         7.750%      502      $   398,279      54.20%     0.00%
May 2005                          3            1,221,624        1.30          7.782       599          407,208      73.48     26.74
June 2005                        60           23,913,431       25.39          7.468       610          398,557      82.42     47.25
July 2005                       149           59,980,029       63.67          7.053       605          402,551      79.86     58.54
June 2006                         5            2,180,455        2.31          6.542       624          436,091      85.46     84.83
July 2006                        15            5,747,405        6.10          7.323       582          383,160      76.26     48.26
July 2018                         2              759,261        0.81          6.062       660          379,631      75.08     46.78
TOTAL                           235          $94,200,483      100.00%         7.167%      605      $   400,853      80.19%    54.90%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-OPT1

                          POOL 1 ASSUMED MORTGAGE POOLS

                        POOL 1 FIXED RATE MORTGAGE LOANS

                                                                                                      ORIGINAL
                                   INITIAL                              ORIGINAL        REMAINING    MONTHS TO
                                     NET        ORIGINAL  REMAINING   AMORTIZATION    AMORTIZATION   PREPAYMENT
 CURRENT                MORTGAGE   MORTGAGE       TERM      TERM          TERM            TERM         PENALTY
BALANCE ($)             RATE(%)    RATE(%)*     (MONTHS)  (MONTHS)      (MONTHS)        (MONTHS)     EXPIRATION
---------------------------------------------------------------------------------------------------------------
    159,181.20           6.900      5.770         120       115           120             115            12
    242,476.61           6.450      5.320         120       115           120             115            30
    512,863.83           6.947      5.817         120       116           120             116            36
  5,418,446.14           7.673      6.543         180       176           180             176             0
  2,525,941.16           7.139      6.009         180       176           180             176            12
  8,262,689.42           7.159      6.029         180       176           180             176            36
  3,247,659.20           8.161      7.031         240       236           240             236             0
  3,228,711.62           6.812      5.682         240       236           240             236            12
    198,466.58           8.075      6.945         240       236           240             236            24
  5,782,038.45           7.274      6.144         240       236           240             236            36
 48,615,705.11           7.521      6.391         360       356           360             356             0
 54,017,355.03           7.160      6.030         360       356           360             356            12
  4,173,249.10           7.525      6.395         360       355           360             355            24
    601,461.66           7.636      6.506         360       355           360             355            30
152,134,179.15           7.144      6.014         360       356           360             356            36
---------------------------------------------------------------------------------------------------------------
289,120,424.26
---------------------------------------------------------------------------------------------------------------

                      POOL 1 ADJUSTABLE RATE MORTGAGE LOANS

                                 INITIAL                                      INITIAL
                                   NET       ORIGINAL  REMAINING                RATE
   CURRENT            MORTGAGE   MORTGAGE      TERM      TERM       GROSS      CHANGE
  BALANCE ($)          RATE(%)   RATE(%)*    (MONTHS)  (MONTHS)   MARGIN(%)    CAP(%)
-----------------------------------------------------------------------------------------
    175,689.55          7.200     6.070         360      356       3.850        1.000
    512,248.29          7.395     6.265         360      356       4.185        1.000
127,187,286.51          7.714     6.584         359      355       5.298        2.999
  3,247,753.96          8.019     6.889         360      356       5.522        3.000
363,447,087.29          7.576     6.446         360      355       5.211        2.996
  1,710,246.04          7.809     6.679         360      355       5.693        3.000
 13,335,313.02          7.646     6.516         360      356       5.288        3.000
    285,029.82          7.446     6.316         360      356       5.018        3.000
    505,656.52          7.549     6.419         360      356       5.627        3.000
  2,152,447.81          7.652     6.522         360      355       5.454        3.000
 34,746,823.00          7.655     6.525         359      355       5.310        3.000
  3,253,374.68          7.583     6.453         360      356       5.139        3.000
    485,713.39          8.194     7.064         360      356       6.437        3.000
    419,839.27          8.458     7.328         360      356       6.574        3.000
  6,280,554.93          7.789     6.659         360      356       5.355        3.000
-----------------------------------------------------------------------------------------
557,745,064.08
-----------------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                       MONTHS                         ORIGINAL
                                                         RATE        UNTIL NEXT                       MONTHS TO
                                                        CHANGE          RATE                         PREPAYMENT
   CURRENT            PERIODIC    MAXIMUM    MINIMUM   FREQUENCY     ADJUSTMENT                       PENALTY
  BALANCE ($)          CAP(%)     RATE(%)    RATE(%)    (MONTHS)        DATE           INDEX         EXPIRATION
---------------------------------------------------------------------------------------------------------------
    175,689.55          1.000     13.200      7.200        6              2        6 Month LIBOR          0
    512,248.29          1.000     13.395      7.395        6              2        6 Month LIBOR         24
127,187,286.51          1.001     13.725      7.714        6             20        6 Month LIBOR          0
  3,247,753.96          1.000     14.019      8.019        6             20        6 Month LIBOR         12
363,447,087.29          1.010     13.592      7.576        6             20        6 Month LIBOR         24
  1,710,246.04          1.043     13.895      7.809        6             19        6 Month LIBOR         36
 13,335,313.02          1.000     13.646      7.646        6             32        6 Month LIBOR          0
    285,029.82          1.000     13.446      7.446        6             32        6 Month LIBOR         12
    505,656.52          1.000     13.549      7.549        6             32        6 Month LIBOR         24
  2,152,447.81          1.000     13.652      7.652        6             31        6 Month LIBOR         30
 34,746,823.00          1.001     13.658      7.655        6             32        6 Month LIBOR         36
  3,253,374.68          1.000     13.583      7.583        6            176        6 Month LIBOR          0
    485,713.39          1.000     14.194      8.194        6            176        6 Month LIBOR         12
    419,839.27          1.000     14.458      8.458        6            176        6 Month LIBOR         24
  6,280,554.93          1.000     13.789      7.789        6            176        6 Month LIBOR         36
---------------------------------------------------------------------------------------------------------------
557,745,064.08
---------------------------------------------------------------------------------------------------------------

** The Initial Net Mortgage Rates shown assume a Servicing Fee Rate of 0.30% per annum, and do not give effect to the decreases in the Net Mortgage Rates which will occur as the Servicing Fee Rate increases, or "steps up," as described herein on page 6 under the heading "Stepped Servicing Fees."

----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not If you received or reviewed the statement. have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-OPT1

                          POOL 2 ASSUMED MORTGAGE POOLS

                        POOL 2 FIXED RATE MORTGAGE LOANS

                                                                                                ORIGINAL
                               INITIAL                             ORIGINAL      REMAINING      MONTHS TO
                                 NET      ORIGINAL   REMAINING   AMORTIZATION   AMORTIZATION   PREPAYMENT
   CURRENT         MORTGAGE    MORTGAGE     TERM       TERM          TERM          TERM          PENALTY
  BALANCE ($)       RATE(%)    RATE(%)*   (MONTHS)   (MONTHS)      (MONTHS)      (MONTHS)      EXPIRATION
---------------------------------------------------------------------------------------------------------
   295,238.33       8.657       7.527       180        176          180             176             0
 1,179,747.58       7.406       6.276       180        176          180             176            36
   380,226.62       8.194       7.064       240        235          240             235             0
   550,500.07       8.732       7.602       240        236          240             236            36
 3,121,573.46       8.026       6.896       360        356          360             356             0
   215,828.19       7.412       6.282       360        356          360             356            12
   243,995.83       8.726       7.596       360        355          360             355            24
   154,311.67       8.050       6.920       360        355          360             355            30
10,001,052.29       7.754       6.624       360        356          360             356            36
---------------------------------------------------------------------------------------------------------
16,142,474.04
---------------------------------------------------------------------------------------------------------

                      POOL 2 ADJUSTABLE RATE MORTGAGE LOANS

                                  INITIAL                                            INITIAL
                                    NET        ORIGINAL     REMAINING                 RATE
   CURRENT             MORTGAGE   MORTGAGE       TERM         TERM        GROSS      CHANGE
 BALANCE ($)           RATE(%)    RATE(%)*     (MONTHS)     (MONTHS)     MARGIN(%)    CAP(%)
--------------------------------------------------------------------------------------------
 7,996,258.57            8.754      7.624        360          356         6.793       3.000
   572,357.86            8.028      6.898        360          355         6.776       3.000
30,049,211.46            8.264      7.134        358          354         5.991       3.000
   415,328.52            7.355      6.225        360          356         5.038       3.000
 1,098,879.40            7.895      6.765        360          356         5.973       3.000
   168,623.13           10.040      8.910        360          355         8.000       3.000
 5,342,107.94            8.052      6.922        360          356         5.615       3.000
   165,677.73            8.000      6.870        360          355         6.000       3.000
   105,939.40            8.490      7.360        360          356         6.000       3.000
 1,865,397.02            7.846      6.716        360          356         5.548       3.000
--------------------------------------------------------------------------------------------
47,779,781.03
--------------------------------------------------------------------------------------------

                                                                       NUMBER OF
                                                                         MONTHS                         ORIGINAL
                                                             RATE      UNTIL NEXT                       MONTHS TO
                                                            CHANGE        RATE                         PREPAYMENT
   CURRENT            PERIODIC     MAXIMUM      MINIMUM    FREQUENCY   ADJUSTMENT                        PENALTY
 BALANCE ($)           CAP(%)      RATE(%)      RATE(%)     (MONTHS)     DATE              INDEX        EXPIRATION
-------------------------------------------------------------------------------------------------------------------
 7,996,258.57           1.025      14.821        8.754         6            20         6 Month LIBOR         0
   572,357.86           1.231      14.490        8.028         6            19         6 Month LIBOR        12
30,049,211.46           1.026      14.324        8.264         6            19         6 Month LIBOR        24
   415,328.52           1.000      13.355        7.355         6            20         6 Month LIBOR        36
 1,098,879.40           1.000      13.895        7.895         6            32         6 Month LIBOR         0
   168,623.13           1.000      16.040       10.040         6            31         6 Month LIBOR        30
 5,342,107.94           1.000      14.052        8.052         6            32         6 Month LIBOR        36
   165,677.73           1.000      14.000        8.000         6           175         6 Month LIBOR         0
   105,939.40           1.000      14.490        8.490         6           176         6 Month LIBOR        24
 1,865,397.02           1.000      13.846        7.846         6           176         6 Month LIBOR        36
-------------------------------------------------------------------------------------------------------------------
47,779,781.03
-------------------------------------------------------------------------------------------------------------------

** The Initial Net Mortgage Rates shown assume a Servicing Fee Rate of 0.30% per annum, and do not give effect to the decreases in the Net Mortgage Rates which will occur as the Servicing Fee Rate increases, or "steps up," as described herein on page 6 under the heading "Stepped Servicing Fees."

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-OPT1

                          POOL 3 ASSUMED MORTGAGE POOLS

                        POOL 3 FIXED RATE MORTGAGE LOANS

                                                                                                   ORIGINAL
                                INITIAL                              ORIGINAL      REMAINING      MONTHS TO
                                  NET       ORIGINAL   REMAINING   AMORTIZATION   AMORTIZATION    PREPAYMENT
   CURRENT         MORTGAGE     MORTGAGE      TERM        TERM         TERM           TERM         PENALTY
 BALANCE ($)        RATE(%)     RATE(%)*    (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      EXPIRATION
------------------------------------------------------------------------------------------------------------
   364,666.89        8.250       7.120        180         175           180            175             0
   644,893.41        6.847       5.717        180         175           180            175            36
 1,036,873.35        6.992       5.862        240         236           240            236            12
 5,459,482.14        7.248       6.118        360         355           360            355             0
12,090,346.25        6.969       5.839        360         356           360            356            12
 1,478,141.70        5.992       4.862        360         355           360            355            24
   488,089.50        6.150       5.020        360         356           360            356            30
25,976,589.80        6.805       5.675        360         356           360            356            36
------------------------------------------------------------------------------------------------------------
47,539,083.04
------------------------------------------------------------------------------------------------------------

                      POOL 3 ADJUSTABLE RATE MORTGAGE LOANS

                              INITIAL                                             INITIAL
                                NET        ORIGINAL     REMAINING                  RATE
   CURRENT        MORTGAGE    MORTGAGE       TERM         TERM       GROSS        CHANGE
 BALANCE ($)       RATE(%)    RATE(%)*     (MONTHS)     (MONTHS)    MARGIN(%)     CAP(%)
-----------------------------------------------------------------------------------------
22,494,582.45       7.341      6.211        360            356       4.946         3.000
62,539,863.02       7.116      5.986        360            356       4.895         3.000
   397,560.95       8.625      7.495        360            354       7.625         1.000
    81,355.48       7.500      6.370        360            356       4.900         3.000
 2,087,992.04       7.238      6.108        360            356       4.323         3.000
 5,839,867.65       7.062      5.932        360            356       4.714         3.000
   759,261.25       6.062      4.932        360            356       4.106         3.000
-----------------------------------------------------------------------------------------
94,200,482.84
-----------------------------------------------------------------------------------------

                                                                      NUMBER OF
                                                                        MONTHS                      ORIGINAL
                                                            RATE      UNTIL NEXT                   MONTHS TO
                                                           CHANGE        RATE                      PREPAYMENT
   CURRENT        PERIODIC      MAXIMUM        MINIMUM    FREQUENT    ADJUSTMENT                    PENALTY
 BALANCE ($)       CAP(%)       RATE(%)        RATE(%)    (MONTHS)       DATE          INDEX       EXPIRATION
-------------------------------------------------------------------------------------------------------------
22,494,582.45      1.000        13.341          7.341        6            20       6 Month LIBOR        0
62,539,863.02      1.000        13.121          7.116        6            20       6 Month LIBOR       24
   397,560.95      3.000        14.625          8.625        6            18       6 Month LIBOR       36
    81,355.48      1.000        13.500          7.500        6            20       6 Month LIBOR       60
 2,087,992.04      1.000        13.238          7.238        6            32       6 Month LIBOR        0
 5,839,867.65      1.000        13.062          7.062        6            32       6 Month LIBOR       36
   759,261.25      1.000        12.062          6.062        6           176       6 Month LIBOR       36
-------------------------------------------------------------------------------------------------------------
94,200,482.84
-------------------------------------------------------------------------------------------------------------

* The Initial Net Mortgage Rates shown assume a Servicing Fee Rate of 0.30% per annum, and do not give effect to the decreases in the Net Mortgage Rates which will occur as the Servicing Fee Rate increases, or "steps up," as described herein on page 6 under the heading "Stepped Servicing Fees."

-----------------------
Recipients must read the information contained in the Do not use or rely on this information if you have If you attached statement. not received or reviewed the statement. have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2003-OPT1

                            ONE-MONTH LIBOR CAP TABLE

BEGINNING     ENDING                                   LOWER          UPPER
 ACCRUAL     ACCRUAL          NOTIONAL BALANCE($)    COLLAR(%)      COLLAR(%)
 -------     -------          -------- ----------    ---------      ---------
11/26/03     12/25/03         1,052,527,309.29         6.267         8.890
12/25/03     01/25/03         1,029,662,194.23         5.840         8.890
01/25/03     02/25/03         1,006,715,578.83         5.840         8.890
02/25/03     03/25/03           983,680,591.85         6.268         8.890
03/25/03     04/25/03           960,553,848.21         5.841         8.890
04/25/03     05/25/03           937,335,741.93         6.048         8.890
05/25/03     06/25/03           914,056,883.98         5.842         8.890
06/25/03     07/25/03           891,365,490.56         6.050         8.890
07/25/03     08/25/03           869,246,493.01         5.845         8.890
08/25/03     09/25/03           847,685,280.81         5.846         8.890
09/25/03     10/25/03           826,667,489.52         5.953         8.890
10/25/03     11/25/03           806,179,195.95         5.751         8.890
11/25/03     12/25/03           786,206,838.77         5.956         8.890
12/25/03     01/25/04           766,737,209.03         5.753         8.890
01/25/04     02/25/04           747,757,440.87         5.755         8.890
02/25/04     03/25/04           729,255,050.74         6.412         8.890
03/25/04     04/25/04           711,217,781.51         5.758         8.890
04/25/04     05/25/04           693,633,743.55         5.963         8.890
05/25/04     06/25/04           676,491,355.67         5.761         8.890
06/25/04     07/25/04           659,779,366.08         6.054         8.890
07/25/04     08/25/04           643,493,037.38         7.380         8.890
08/25/04     09/25/04           627,738,950.19         7.377         8.890
09/25/04     10/25/04           612,376,486.73         7.632         8.890
10/25/04     11/25/04           597,395,742.34         7.372         8.890
11/25/04     12/25/04           582,787,066.88         7.628         8.890
12/25/04     01/25/05           568,541,112.46         7.397         8.890
01/25/05     02/25/05           554,649,978.91         7.901         8.890
02/25/05     03/25/05           541,128,981.21         8.782         8.890
03/25/05     04/25/05           527,942,542.25         7.894         8.890
04/25/05     05/25/05           515,082,237.08         8.166         8.890
05/25/05     06/25/05           502,539,856.47         7.641         8.890
06/25/05     07/25/05           490,307,421.53         7.939         8.890

BEGINNING      ENDING                              LOWER         UPPER
 ACCRUAL      ACCRUAL     NOTIONAL BALANCE($)    COLLAR(%)     COLLAR(%)
 -------      -------     -------- ----------    ---------     ---------
07/25/05      08/25/05      478,378,445.16         8.326         8.890
08/25/05      09/25/05      466,772,725.48         8.321         8.890
09/25/05      10/25/05      455,452,656.71         8.605         8.890
10/25/05      11/25/05      444,411,081.56         8.311         8.890
11/25/05      12/25/05      433,641,025.23         8.554         8.890
12/25/05      01/25/06      423,135,690.63         8.286         8.890
01/25/06      02/25/06      412,889,225.30         8.812         8.890
02/25/06      03/25/06      402,910,281.26             -             -
03/25/06      04/25/06      393,175,892.20         8.789         8.890
04/25/06      05/25/06      383,679,955.61             -             -
05/25/06      06/25/06      374,416,524.00         8.766         8.890
06/25/06      07/25/06      365,379,800.87             -             -
07/25/06      08/25/06      356,564,192.98         8.797         8.890
08/25/06      09/25/06      347,965,700.73         8.785         8.890
09/25/06      10/25/06      339,577,316.58             -             -
10/25/06      11/25/06      331,393,813.03         8.762         8.890
11/25/06      12/25/06      323,410,094.98             -             -
12/25/06      01/25/07      315,621,196.41         8.593         8.890
01/25/07      02/25/07      308,022,318.80         8.631         8.890
02/25/07      03/25/07      300,609,846.86             -             -
03/25/07      04/25/07      293,377,981.00         8.607         8.890
04/25/07      05/25/07      286,322,240.97             -             -
05/25/07      06/25/07      279,438,259.76         8.586         8.890
06/25/07      07/25/07      272,721,780.62         8.877         8.890
07/25/07      08/25/07      266,168,654.29         8.571         8.890
08/25/07      09/25/07      259,774,836.23         8.564         8.890
09/25/07      10/25/07      253,536,383.92         8.854         8.890
10/25/07      11/25/07      247,449,454.23         8.549         8.890
11/25/07      12/25/07      241,510,300.91         8.839         8.890
12/25/07      01/25/08      235,715,272.08         8.535         8.890
01/25/08      02/25/08      230,060,807.80         8.529         8.890
02/25/08      03/25/08      224,543,437.76             -             -

BEGINNING      ENDING                               LOWER          UPPER
 ACCRUAL      ACCRUAL      NOTIONAL BALANCE($)    COLLAR(%)      COLLAR(%)
 -------      -------      -------- ----------    ---------      ---------
03/25/08      04/25/08       219,159,778.94         8.515          8.890
04/25/08      05/25/08       213,906,533.41         8.804          8.890
05/25/08      06/25/08       208,780,486.12         8.502          8.890
06/25/08      07/25/08       203,778,502.81         8.791          8.890
07/25/08      08/25/08       198,897,527.92         8.490          8.890
08/25/08      09/25/08       194,134,582.61         8.484          8.890
09/25/08      10/25/08       189,486,762.76         8.773          8.890
10/25/08      11/25/08       184,951,237.09         8.473          8.890
11/25/08      12/25/08       180,525,245.31         8.761          8.890
12/25/08      01/25/09       176,206,096.28         8.462          8.890
01/25/09      02/25/09       171,991,166.26         8.456          8.890
02/25/09      03/25/09       167,877,897.18             -              -
03/25/09      04/25/09       163,863,794.99         8.447          8.890
04/25/09      05/25/09       159,946,428.03         8.735          8.890
05/25/09      06/25/09       156,123,425.40         8.437          8.890
06/25/09      07/25/09       152,392,475.45         8.726          8.890
07/25/09      08/25/09       148,751,324.27         8.429          8.890
08/25/09      09/25/09       145,197,774.22         8.425          8.890
09/25/09      10/25/09       141,729,682.48         8.714          8.890
10/25/09      11/25/09       138,344,959.67         8.417          8.890
11/25/09      12/25/09       135,041,568.50         8.706          8.890
12/25/09      01/25/10       131,817,522.46         8.411          8.890
01/25/10      02/25/10       128,670,884.47         8.408          8.890
02/25/10      03/25/10       125,599,765.70             -              -
03/25/10      04/25/10       122,602,324.31         8.403          8.890
04/25/10      05/25/10       119,676,764.25         8.692          8.890
05/25/10      06/25/10       116,821,334.12         8.398          8.890
06/25/10      07/25/10       114,034,326.04         8.689          8.890
07/25/10      08/25/10       111,314,074.53         8.395          8.890
08/25/10      09/25/10       108,658,955.45         8.394          8.890
09/25/10      10/25/10       106,067,384.95         8.685          8.890

----------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2003-OPT1

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

        AVAILABLE   AVAILABLE
PERIOD  FUNDS CAP   FUNDS CAP
          (1)(2)     (1)(3)
-----------------------------
  1       6.627      6.627
  2       6.200      9.279
  3       6.200      9.281
  4       6.627      9.277
  5       6.200      9.282
  6       6.408      9.281
  7       6.202      9.284
  8       6.410      9.282
  9       6.204      9.286
 10       6.205      9.287
 11       6.312      9.286
 12       6.109      9.289
 13       6.314      9.287
 14       6.112      9.291
 15       6.113      9.292
 16       6.770      9.284
 17       6.116      9.294
 18       6.321      9.293
 19       6.119      9.297
 20       6.324      9.294
 21       6.122      9.274
 22       6.124      9.275
 23       6.330      9.271
 24       6.127      9.276
 25       6.334      9.272
 26       6.131      9.277
 27       6.133      9.268
 28       6.793      9.252
 29       6.137      9.269
 30       6.344      9.264
 31       5.895      9.275
 32       6.094      9.270

        AVAILABLE   AVAILABLE
PERIOD  FUNDS CAP   FUNDS CAP
          (1)(2)     (1)(3)
-----------------------------
  33      5.900       9.262
  34      5.902       9.262
  35      6.101       9.256
  36      5.907       9.263
  37      6.107       9.299
  38      5.884       9.265
  39      5.883       9.255
  40      6.512      10.146
  41      5.881       9.256
  42      6.077       9.446
  43      5.880       9.257
  44      6.075       9.425
  45      5.878       9.256
  46      5.877       9.257
  47      6.073       9.443
  48      5.876       9.257
  49      5.918       9.266
  50      5.726       9.260
  51      5.726       9.259
  52      6.120       9.603
  53      5.724       9.260
  54      5.914       9.258
  55      5.722       9.258
  56      5.915       9.250
  57      5.726       9.257
  58      5.729       9.257
  59      5.922       9.251
  60      5.733       9.258
  61      5.927       9.251
  62      5.738       9.259
  63      5.740       9.258
  64      6.358       9.833

        AVAILABLE   AVAILABLE
PERIOD  FUNDS CAP   FUNDS CAP
          (1)(2)     (1)(3)
-----------------------------
  65      5.746      9.259
  66      5.940      9.253
  67      5.751      9.260
  68      5.946      9.253
  69      5.757      9.261
  70      5.760      9.261
  71      5.956      9.253
  72      5.767      9.262
  73      5.963      9.254
  74      5.774      9.263
  75      5.778      9.264
  76      6.401      9.755
  77      5.785      9.264
  78      5.982      9.255
  79      5.793      9.266
  80      5.991      9.256
  81      5.802      9.267
  82      5.807      9.267
  83      6.005      9.256
  84      5.816      9.269
  85      6.015      9.258
  86      5.826      9.270
  87      5.832      9.270
  88      6.463      9.704
  89      5.843      9.272
  90      6.044      9.260
  91      5.855      9.274
  92      6.056      9.259
  93      5.867      9.275
  94      5.874      9.275
  95      0.000      9.260
  96      0.000      0.000

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest due based on the net Mortgage Rates in effect on the related Due Date, divided by (y) the aggregate Certificate Principal Balance as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.12% and 1.27%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, 1 month LIBOR remain constant at 1.12% and then 20.00% thereafter and 6 month LIBOR remain constant at 1.27% and then 20.00% thereafter, respectively. The values indicated include Proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  SERIES 2003-OPT1

                                         DISCOUNT MARGIN TABLE - TO CALL
----------------------------------------------------------------------------------------------------
PREPAYMENT SPEED           0%               80%             100%            150%            200%
A-3

 100.0000 PRICE             36              36               36              36              36
WAL                       18.46            3.47             2.74            1.63            1.03
PRINCIPAL WINDOW      Dec03 - Mar32    Dec03 - Sep13    DEC03 - SEP11  Dec03 - Oct08   Dec03 - Oct06
----------------------------------------------------------------------------------------------------
M-1

 100.0000 PRICE            65               65               65              65              65
WAL                       25.81             6.4             5.19            4.15            3.32
PRINCIPAL WINDOW      Apr25 - Mar32    Dec06 - Sep13   JAN07 - SEP11   Jun07 - Oct08   Oct06 - Apr07
----------------------------------------------------------------------------------------------------
M-2

 100.0000 PRICE            150              150             150             150             150
WAL                       25.81             6.4             5.16            3.88            3.41
PRINCIPAL WINDOW      Apr25 - Mar32    Dec06 - Sep13   DEC06 - SEP11   Mar07 - Oct08   Apr07 - Apr07
----------------------------------------------------------------------------------------------------
M-3

 100.0000 PRICE            175              175             175              175            175
WAL                       25.81             6.4             5.15            3.77            3.41
PRINCIPAL WINDOW      Apr25 - Mar32    Dec06 - Sep13   DEC06 - SEP11   Feb07 - Oct08   Apr07 - Apr07
----------------------------------------------------------------------------------------------------
B-1

100.0000 PRICE             250              250             250              250            250
WAL                       25.81             6.4             5.15            3.74            3.4
PRINCIPAL WINDOW      Apr25 - Mar32    Dec06 - Sep13   DEC06 - SEP11   Jan07 - Oct08   Mar07 - Apr07
----------------------------------------------------------------------------------------------------
B-2

100.0000 PRICE             300              300             300             300             300
WAL                       25.79            6.34             5.1             3.68            3.3
PRINCIPAL WINDOW      Apr25 - Mar32    Dec06 - Sep13   DEC06 - SEP11   Jan07 - Oct08   Feb07 - Apr07
----------------------------------------------------------------------------------------------------
B-3

86.42889 PRICE             394              589             650              765            790
WAL                       25.47            5.73             4.6             3.34            3.15
PRINCIPAL WINDOW      Apr25 - Nov31    Dec06 - Aug12   DEC06 - NOV10   Dec06 - Apr08   Dec06 - Feb07
----------------------------------------------------------------------------------------------------

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2003-OPT1


                                        DISCOUNT MARGIN TABLE - TO MATURITY
----------------------------------------------------------------------------------------------------
PREPAYMENT SPEED           0%               80%               100%          150%            200%
A-3

 100.0000 PRICE            36                39              39             39              36
WAL                       18.52             3.79             3              1.8            1.03
PRINCIPAL WINDOW      Dec03 - Jun33    Dec03 - May25   DEC03 - AUG21   Dec03 - Jul15   Dec03 - Oct06
----------------------------------------------------------------------------------------------------
M-1

 100.0000 PRICE            65                68              68              67              77
WAL                       25.94             7.05            5.72            4.51            5.27
PRINCIPAL WINDOW      Apr25 - Apr33    Dec06 - Oct20   JAN07 - JUL17   Jun07 - Sep12   Oct06 - Apr12
----------------------------------------------------------------------------------------------------
M-2

 100.0000 PRICE            150              155             155             155              162
WAL                       25.93             6.93           5.59             4.17            4.14
PRINCIPAL WINDOW      Apr25 - Mar33    Dec06 - Dec18   DEC06 - JAN16   Mar07 - Sep11   Jun07 - May09
----------------------------------------------------------------------------------------------------
M-3

 100.0000 PRICE            175              179             179             179              181
WAL                        25.9             6.77           5.44             3.97            3.66
PRINCIPAL WINDOW      Apr25 - Nov32    Dec06 - Jul16   DEC06 - JAN14   Feb07 - May10   May07 - May08
----------------------------------------------------------------------------------------------------
B-1

100.0000 PRICE             250              253             253              254             253
WAL                       25.88            6.63            5.33             3.87            3.49
PRINCIPAL WINDOW      Apr25 - Sep32    Dec06 - Aug15   DEC06 - APR13   Jan07 - Nov09   Mar07 - Jan08
----------------------------------------------------------------------------------------------------
B-2

100.0000 PRICE             300              301             301             301             301
WAL                        25.8            6.37            5.12             3.7             3.31
PRINCIPAL WINDOW      Apr25 - Jun32    Dec06 - May14   DEC06 - APR12   Jan07 - Mar09   Feb07 - Jul07
----------------------------------------------------------------------------------------------------
B-3

86.42889 PRICE             394              589             650             765             790
WAL                       25.47             5.73            4.6             3.34            3.15
PRINCIPAL WINDOW      Apr25 - Nov31    Dec06 - Aug12   DEC06 - NOV10   Dec06 - Apr08   Dec06 - Feb07
----------------------------------------------------------------------------------------------------

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.